UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2009
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive offices)	43604 (Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, certain assets of Health Care REIT, Inc. (the “Company”) are now classified as discontinued operations due to their sale during the six months ended June 30, 2009 or their classification as held for sale at June 30, 2009. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation and amortization related to those assets for prior periods. The application of Statement No. 144 had no effect on net income attributable to common stockholders for any period presented therein.
     We adopted FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), and FASB Staff Position No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities effective January 1, 2009, each of which required retrospective application. The effect of these restatements have been summarized in “Item 8 — Financial Statements and Supplementary Data — Notes to Consolidated Financial Statements — Note 22. Subsequent Adoption of New Accounting Pronouncements.”
     This Current Report also includes changes we have made to address certain comments received from the Securities and Exchange Commission regarding our Form 10-K for the year ended December 31, 2008. Those changes include providing additional information regarding occupancy rates, average annualized income rates and lease expirations for our various property types in “Item 2 — Properties.”
     As a result of the changes mentioned above, the Company is updating portions of “Item 2 — Properties,” “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Form 10-K for the year ended December 31, 2008 and the other portions of Items 2, 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since March 2, 2009. Additionally, the Company is including, for information purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K for the year ended December 31, 2008. The foregoing items are attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Exhibits.

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23	Consent of Independent Registered Public Accounting Firm

99.1	Properties
Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule III
Schedule IV
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board, Chief Executive Officer and President

Dated: August 6, 2009